                                                                    EXHIBIT 10.8

                                                                  EXECUTION COPY

                                     JOINDER
                                       TO
                          SECURITIES PURCHASE AGREEMENT

                  To the extent provided herein, the undersigned hereby agree to become a party to and be bound by that certain Securities Purchase Agreement dated as of the date hereof by and among Code Hennessy & Simmons IV LP, a Delaware limited partnership, HCI Acquisition Corp., a Delaware corporation (the "Company"), Ontario Teachers' Pension Plan Board, an Ontario corporation, HarbourVest Partners VI - Direct Fund, L.P., a Delaware limited liability partnership, each of the other Persons listed on Schedule A attached thereto and the other purchasers from time to time a party thereto (as amended or otherwise modified from time to time, the "Securities Purchase Agreement").

                  The undersigned acknowledge that The Hillman Companies, Inc. (for itself and on behalf of its Subsidiaries (which include the undersigned)) has agreed to take certain actions and refrain from taking certain actions pursuant to the terms and conditions contained in the Securities Purchase Agreement (the "Covenants").

                  To the extent the Covenants relate to the "Subsidiaries" or a "Subsidiary" (each as defined in the Securities Purchase Agreement), the undersigned agree to take those actions and refrain from taking those actions specified in such Covenants.

                  The undersigned hereby acknowledge having received and reviewed a copy of the Securities Purchase Agreement.

Dated as of the 31st day of March, 2004

                                    * * * * *

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                                    HILLMAN INVESTMENT COMPANY

                                    By:  /s/ MAX W. HILLMAN
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Its:
                                         ---------------------------------------

                                    THE HILLMAN GROUP, INC.

                                    By:  /s/ MAX W. HILLMAN
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Its:
                                         ---------------------------------------

                                    SUNSOURCE TECHNOLOGY SERVICES LLC

                                    By:  /s/ MAX W. HILLMAN
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Its:
                                         ---------------------------------------
                                    THE HILLMAN GROUP CANADA LTD.

                                    By:  /s/ MAX W. HILLMAN
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Its:
                                         ---------------------------------------

                                    SUNSUB C, INC.

                                    By:  /s/ MAX W. HILLMAN
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Its:
                                         ---------------------------------------

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                                    SUNSUB HOLDINGS LLC

                                    By:  /s/ MAX W. HILLMAN
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Its:
                                         ---------------------------------------

                                    SUNSOURCE INTEGRATED SERVICES DE MEXICO, SA

                                    By:  /s/ MAX W. HILLMAN
                                        ----------------------------------------
                                    Name:
                                          --------------------------------------
                                    Its:
                                         ---------------------------------------

                                       3